UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 27, 2023

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)

96813
(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2023, Central Pacific Financial Corp. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Company’s 2023 Stock Compensation Plan (the “2023 Stock Plan”) at which time the 2023 Plan became effective. The 2023 Plan reserves for issuance up to 1,140,000 shares of the Company’s common stock for eligible participants, which include all of the Company’s employees, officers, and directors. The material terms of the 2023 Stock Plan are summarized in “Proposal 4: Approval of the 2023 Stock Compensation Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 6, 2023, which description in Proposal 4 is incorporated by reference herein. That summary and the foregoing description are qualified in their entirety by reference to the full text of the 2023 Stock Plan, a copy of which is included as Exhibit 10.1 hereto and incorporated herein by reference. Forms of the Stock Option Agreement, Key Employee Restricted Stock Unit Agreement, Notice of Restricted Stock Unit Grant, Key Employee Performance-Based Restricted Stock Unit Agreement, Notice of Performance Based Restricted Stock Unit Grant, which may be used for grants under the 2023 Stock Plan are filed hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting,, the Company’s shareholders voted upon and approved (i) the election of twelve (12) nominees as directors; (ii) an advisory (non-binding) shareholder resolution to approve the compensation of the Company’s named executive officers (“Say-On-Pay”); (iii) an advisory (non-binding) shareholder resolution to approve the frequency of the Say-on-Pay votes on an annual basis; (iv) the 2023 Stock Plan and (v) ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final number of votes cast for or against (withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In addition, with respect to Proposal 3, the final votes cast for the frequency of the Say-on-Pay vote are set forth below.

		For	Against/ Withheld	Abstained	Broker Non-Vote
1.	Nominees as Directors:
	Christine H. H. Camp	21,073,553	1,073,986	—	2,192,127
	Earl E. Fry	20,770,557	1,376,982	—	2,192,127
	Jason R. Fujimoto	22,106,297	41,242	—	2,192,127
	Jonathan B. Kindred	21,922,368	225,171	—	2,192,127
	Paul J. Kosasa	20,470,716	1,676,823	—	2,192,127
	Duane K. Kurisu	21,219,981	927,558	—	2,192,127
	Christopher T. Lutes	21,484,332	663,207	—	2,192,127
	Arnold D. Martines	21,617,509	530,030	—	2,192,127
	A. Catherine Ngo	21,339,624	807,915	—	2,192,127
	Saedene K. Ota	21,366,173	781,366	—	2,192,127
	Crystal K. Rose	20,711,748	1,435,791	—	2,192,127
	Paul K. Yonamine	21,508,716	638,823	—	2,192,127

2.	Non-binding advisory vote to approve compensation of the Company’s named executive officers (“Say-On-Pay”).	18,768,606	3,216,666	162,267	2,192,127

3.	Frequency of Advisory Vote on Executive Cooperation:		—	81,761	2,192,127
	Annual	20,744,249
	Every Two Years	78,307
	Every Three Years	1,243,222

		For	Against/ Withheld	Abstained	Broker Non-Vote
4.	Approval of 2023 Stock Compensation Plan	19,860,551	2,204,022	82,966	2,192,127

5.	Ratification of appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	24,273,885	8,951	56,830	—

The Company will hold an annual Say-on-Pay vote consistent with the Board’s recommendation and the shareholder vote at the 2023 Annual Meeting. The next frequency vote on Say-on-Pay will be held at the Company’s 2029 annual shareholder meeting.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Document
10.1	2023 Stock Compensation Plan *
10.2	Form of Stock Option Grant Agreement *
10.3	Form of Key Employee Restricted Stock Unit Agreement *
10.4	Form of Notice of Restricted Stock Unit Grant *
10.5	Form of Key Employee Performance-Based Restricted Stock Unit Grant Agreement *
10.6	Form of Notice of Performance-Based Restricted Stock Unit Award Grant *
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date:	May 1, 2023	By:	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and
Corporate Secretary